united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/15

Item 1. Reports to Stockholders.

Annual Report
July 31, 2015

1-877-464-3111
www.thebetafund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders,

As we approach the five-year anniversary of the launch of the GMG Defensive Beta Fund (the “Fund”), we are very proud of what we have accomplished over those years, and especially proud of how well the Fund has performed over the past year.

Since the Fund’s launch in September 2009, we have cut our investment management fees and the Fund’s other expenses four times and have eliminated the Fund’s 12B-1 fee, all as part of our commitment to providing investors with superior investment solutions with fees that are below that of our alternative and multi-alternative peers.

During the year that ended July 31, 2015, the Fund adhered to its investment strategy and disciplines, which led the portfolio being overweight in U.S. equities until early 2015, at which time the management team took on a significantly more defensive position. As a result of these changes, for the one year period ended July 31, 2015, the Fund returned 1.06 percent, compared to a total return of 0.26 percent for its blended benchmark over the same period (comprised of a blend of 50 percent CBOE 30 Year Treasury Bond Index and 50 percent of the S&P 500 Total Return Index). Performance was negatively impacted by the sharp drop in oil in late 2014 and early 2015, as well as the rapid strengthening of the U.S. dollar. Positive contributors to portfolio performance included our exposure to healthcare stocks and high-quality dividend paying stocks in 2014. In 2015, for the second half of the 1 year period ended July 31, 2015, our exposure to alternative asset classes via certain ETFs helped reduce the impact of market volatility but had no material effect on the Fund’s performance. Lastly, while the portfolio did employ certain hedging strategies, such as option writing and buying, these did not have a material effect on overall portfolio performance.

Looking ahead to the remainder of 2015 and into 2016, we expect a further rise in market volatility, coupled with the potential for significant performance diversion within the S&P 500. For instance, in the month of July 2015 alone, the energy sector fell by more than 28 percent while the pharmaceutical sector rose by approximately 20 percent. While this type of divergence is both exaggerated and unusual, we believe it will continue, albeit to a lesser degree. As markets prepare themselves for the first interest rate hike in a decade and the global economy continues to struggle and only grow at a very moderate pace, stock gains will be more difficult to come by. As such, we believe our more defensive positioning and exposure to alternative assets will benefit shareholders over the coming quarters.

Everyone at Montebello Partners LLC is proud of the work we have done on the behalf of shareholders and look forward to serving your investment needs for years to come. We will continue to focus our attention on portfolio management and strategy and remain steadfast in our commitment to putting investors first.

Sincerely,

Oliver Pursche

Managing Member / General Partner

1334-NLD-8/5/2015

GMG Defensive Beta Fund
PORTFOLIO REVIEW
July 31, 2015 (Unaudited)

The Fund’s performance figures* for the periods ended July 31, 2015, as compared to its benchmarks:

				Annualized Since
	One Year	Three Year	Five Year	Inception**
GMG Defensive Beta Fund	1.06%	6.79%	7.15%	5.53%
S&P 500 Total Return Index	11.21%	17.58%	16.24%	15.83%
CBOE 30 Year Treasury Bond Index	(11.60)%	4.34%	(5.95)%	(5.92)%
Blended Benchmark Index	0.26%	11.41%	5.13%	4.94%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the November 28, 2014 prospectus, the Fund’s total annual operating expense ratio is 1.92% (before waiver). For performance information current to the most recent month-end, please call 1-877-464-3111.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of 500 of the largest US domiciled companies. The index does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

The Chicago Board Options Exchange (CBOE) 30-Year Treasury-Bond Index is based on the yield-to-maturity of the most recently auctioned 30 Year Treasury Bond. Investors cannot invest directly in an index.

The Blended Benchmark Index represents a blend of 50% CBOE 30 Year Treasury Bond Index and 50% S&P 500 Total Return Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

**	Inception date is September 1, 2009.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry Asset Class or Investment Type as of July 31, 2015	% of Net Assets
Equity Funds	18.1%
Retail	9.2%
Commodity Funds	8.7%
Asset Allocation Funds	7.9%
Alternative Fund	7.8%
Pharmaceuticals	6.1%
Diversified Financial Services	5.8%
Telecommunications	4.3%
Computers	3.7%
Other +	14.7%
Short-Term Investment	12.4%
Other assets and liabilities - net	1.3%
100.0%

+	Other represents less than 3.7% weightings in Aerospace/Defense, Internet, Oil & Gas, Oil & Gas Services, Private Equity, Software and Transportation.

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2015

Shares		Value
	COMMON STOCKS - 43.8%
	AEROSPACE/DEFENSE - 3.5%
2,800	The Boeing Co.	$403,676
5,000	United Technologies Corp.	501,550
		905,226
	COMPUTERS - 3.7%
7,860	Apple, Inc.	953,418

	DIVERSIFIED FINANCIAL SERVICES - 5.8%
12,900	The Charles Schwab Corp.	449,952
13,600	Visa, Inc. - Cl. A	1,024,624
		1,474,576
	INTERNET - 2.1%
800	Google, Inc. - Cl. A *	526,000

	OIL & GAS - 2.5%
3,000	Occidental Petroleum Corp.	210,600
8,500	Total SA - ADR	418,965
		629,565
	OIL & GAS SERVICES - 1.6%
9,500	Halliburton Co.	397,005

	PHARMACEUTICALS - 6.1%
5,750	AbbVie, Inc.	402,558
7,000	Express Scripts Holding Co. *	630,490
5,000	Novartis AG - ADR	518,750
		1,551,798
	PRIVATE EQUITY - 2.3%
15,100	The Blackstone Group LP	592,675

	RETAIL - 9.2%
8,350	CVS Health Corp.	939,124
8,350	Dollar Tree, Inc. *	651,550
10,600	Foot Locker, Inc.	747,830
		2,338,504
	SOFTWARE - 1.1%
3,500	Adobe Systems, Inc. *	286,965

	TELECOMMUNICATIONS - 4.3%
21,200	Cisco Systems, Inc.	602,504
10,600	Verizon Communications, Inc.	495,974
		1,098,478
	TRANSPORTATION - 1.6%
13,100	CSX Corp.	409,768

	TOTAL COMMON STOCKS (Cost - $6,417,270)	11,163,978

	EXCHANGE TRADED FUNDS AND NOTES - 34.7%
	ASSET ALLOCATION FUNDS - 7.9%
15,000	ProShares UltraShort Euro *+	381,450
7,225	ProShares UltraShort Yen *+	681,534
23,000	WisdomTree Managed Futures Strategy Fund *	946,680
		2,009,664

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

July 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS AND NOTES (CONTINUED) - 34.7%
	COMMODITY FUNDS - 8.7%
4,900	iPath Bloomberg Cocoa Subindex Total Return ETN *+	$204,575
4,000	iPath Bloomberg Cotton Subindex Total Return ETN *+	170,880
7,000	iPath Bloomberg Livestock Subindex Total Return ETN *+	182,280
24,000	iShares Silver Trust *+	337,920
7,600	PowerShares DB Agriculture Fund *+	163,096
25,000	PowerShares DB Oil Fund *+	302,000
10,000	PowerShares DB Precious Metals Fund *+	336,800
7,400	Teucrium Corn Fund *+	171,236
17,000	Teucrium Wheat Fund *+	169,490
5,000	United States Gasoline Fund LP *+	182,850
		2,221,127
	EQUITY FUNDS - 18.1%
4,500	Energy Select Sector SPDR Fund	312,210
40,000	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF	1,182,800
26,750	IQ Merger Arbitrage ETF *	760,503
22,000	IQ US Real Estate Small Cap ETF	572,660
1,750	iShares Russell 2000 ETF	215,180
17,200	ProShares RAFI Long/Short	672,520
11,200	Vanguard REIT ETF	884,800
		4,600,673

	TOTAL EXCHANGE TRADED FUNDS AND NOTES (Cost - $9,127,221)	8,831,464

	MUTUAL FUNDS - 7.8%
	ALTERNATIVE FUNDS - 7.8%
91,271	American Beacon AHL Managed Futures Strategy Fund +	1,018,588
90,498	AQR Managed Futures Strategy Fund +	978,281
	TOTAL MUTUAL FUNDS (Cost - $2,010,817)	1,996,869

	SHORT-TERM INVESTMENT - 12.4%
	MONEY MARKET FUND - 12.4%
3,141,575	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.11% ** (Cost - $3,141,575)	3,141,575

	TOTAL INVESTMENTS - 98.7% (Cost - $20,696,883) (a)	$25,133,886
	OTHER ASSETS & LIABILITIES - NET - 1.3%	331,799
	TOTAL NET ASSETS - 100.0%	$25,465,685

Shares		Value
	SECURITY SOLD SHORT - (0.3)% *+
	ASSET ALLOCATION FUND - (0.3)%
1,000	CurrencyShares Canadian Dollar Trust (Proceeds - $76,792)	$75,970

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short, is $20,728,738 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,967,419
Unrealized Depreciation:	(638,241)
Net Unrealized Appreciation:	$4,329,178

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

*	Non-Income producing security.

**	Money market rate shown represents the rate at July 31, 2015.

+	All or a portion of this investment is a holding of the GMG Commodity Fund Limited.

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
July 31, 2015

ASSETS
Investment securities:
At cost	$20,696,883
At value	$25,133,886
Cash	281,560
Cash held at Broker	123,030
Dividends and interest receivable	29,280
Prepaid expenses and other assets	1,860
TOTAL ASSETS	25,569,616

LIABILITIES
Securities sold short (Proceeds - $76,792)	75,970
Fund shares repurchased	8,030
Investment advisory fees payable	5,062
Accrued expenses and other liabilities	14,869
TOTAL LIABILITIES	103,931
NET ASSETS	$25,465,685

Net Assets Consist Of:
Paid in capital	$18,816,767
Undistributed net investment loss	(93,153)
Accumulated net realized gain from security transactions, securities sold short and options transactions	2,304,246
Net unrealized appreciation of investments and securities sold short	4,437,825
NET ASSETS	$25,465,685

Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,881,832

Net asset value (Net assets ÷ Shares outstanding) and redemption price per share (a)	$13.53

(a)	Redemptions made within 15 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended July 31, 2015

INVESTMENT INCOME
Dividends (net of $6,357 foreign taxes withheld)	$387,200
Interest	2,135
TOTAL INVESTMENT INCOME	389,335

EXPENSES
Investment advisory fees	281,465
Dividends on short positions	93,919
Administrative services fees	44,678
Transfer agent fees	42,243
Registration fees	27,921
Printing and postage expenses	25,813
Accounting services fees	24,694
Legal fees	20,020
Audit fees	17,378
Compliance officer fees	15,200
Trustees’ fees and expenses	10,454
Custodian fees	4,973
Insurance expense	1,187
Non 12b-1 shareholder services fees	20,721
Other expenses	1,608
TOTAL EXPENSES	632,274

Less: Fees waived by the Advisor	(119,208)

NET EXPENSES	513,066
NET INVESTMENT LOSS	(123,731)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	3,411,794
Securities sold short	(108,256)
Options written	1,618,504
Purchased options	(1,970,046)
Distributions of long-term capital gains from underlying investment companies	1,798
2,953,794
Net change in unrealized appreciation (depreciation) of:
Investments	(2,661,117)
Securities sold short	822
Options written	(83,268)
Purchased options	220,964
(2,522,599)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	431,195

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$307,464

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31,	July 31,
	2015	2014
FROM OPERATIONS
Net investment income (loss)	$(123,731)	$66,467
Net realized gain from security transactions, securities sold short and options transactions	2,951,996	45,502
Distributions of long-term capital gains from underlying investment companies	1,798	—
Net change in unrealized appreciation (depreciation) of investments, securities sold short and options written	(2,522,599)	2,072,692
Net increase in net assets resulting from operations	307,464	2,184,661

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(69,526)	(10,175)
From net realized gain	(106,719)	—
Net decrease in net assets from distributions to shareholders	(176,245)	(10,175)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,811,482	7,444,925
Net asset value of shares issued in reinvestment of distributions to shareholders	172,178	9,930
Redemption fee proceeds	23	146
Payments for shares redeemed	(8,721,238)	(5,601,145)
Net increase (decrease) in net assets from shares of beneficial interest	(3,737,555)	1,853,856

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,606,336)	4,028,342

NET ASSETS
Beginning of Period	29,072,021	25,043,679
End of Period*	$25,465,685	$29,072,021
* Includes undistributed net investment income (loss) of:	$(93,153)	$97,465

SHARE ACTIVITY
Shares Sold	352,452	567,242
Shares Reinvested	12,550	747
Shares Redeemed	(642,077)	(427,734)
Net increase (decrease) in shares of beneficial interest outstanding	(277,075)	140,255

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period*

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.47	$12.41	$11.18	$11.30	$9.73
Activity from investment operations:
Net investment income (loss) (1)	(0.06)	0.03	0.02	(0.03)	(0.06)
Net realized and unrealized gain on investments, securities sold short and options transactions	0.20	1.04	1.21	0.01	1.63
Total from investment operations	0.14	1.07	1.23	(0.02)	1.57
Less distributions from:
Net investment income	(0.03)	(0.01)	—	(0.08)	—
Net realized gains	(0.05)	—	—	(0.02)	—
Total distributions	(0.08)	(0.01)	—	(0.10)	—
Paid-in-Capital from Redemption Fees (2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$13.53	$13.47	$12.41	$11.18	$11.30
Total return (3)	1.06%	8.58%	11.00%	(0.13)%	16.14%
Net assets, end of period (000s)	$25,466	$29,072	$25,044	$21,680	$20,407
Ratio of gross expenses to average net assets (4)(5) including dividend expense	2.25%	1.82%	2.23%	2.49%	2.69%
excluding dividend expense	1.91%	1.82%	2.23%	2.49%	2.69%
Ratio of net expenses to average net assets (5) including dividend expense	1.82%	1.49%	1.57%	1.74%	1.81%
excluding dividend expense	1.49%	1.49%	1.57%	1.74%	1.81%
Ratio of net investment income (loss) to average net assets (6)	(0.43)%	0.24%	0.13%	(0.30)%	(0.56)%
Portfolio Turnover Rate	67%	24%	14%	30%	38%

*	The GMG Defensive Beta Fund commenced operations on September 1, 2009.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2015

1.	ORGANIZATION

The GMG Defensive Beta Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2015 for the Fund’s assets measured at fair value:

GMG Defensive Beta Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,163,978	$—	$—	$11,163,978
Exchange Traded Funds and Notes	8,831,464	—	—	8,831,464
Mutual Funds	1,996,869	—	—	1,996,869
Money Market Fund	3,141,575	—	—	3,141,575
Total	$25,133,886	$—	$—	$25,133,886
Liabilities *	Level 1	Level 2	Level 3	Total
Securities Sold Short	$75,970	$—	$—	$75,970
Total	$75,970	$—	$—	$75,970

There were no transfers between levels during the current period presented.

It is the Fund’s policy to recognize transfers between any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Fund’s Consolidated Portfolio of Investments for industry classifications.

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

Consolidation of Subsidiaries – GMG Commodity Fund Limited (“GMG-CFC”) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of GMG-CFC, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) that acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. GMG-CFC utilizes commodity-based exchange traded funds, exchange traded notes and derivative products to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based products, GMG may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFC is as follows:

		CFC Net Assets at	% Of Fund Net Assets
	Inception Date of CFC	July 31, 2015	at July 31, 2015
GMG-CFC	1/7/2010	$5,609,600	22.03%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposits with Broker. The cash held as collateral for securities sold short as of July 31, 2015, was $123,030.

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund may maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014 or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended July 31, 2015, the Fund had a loss of $1,970,046 on purchased options, and this loss is included in the line item marked “Net realized loss from purchased options” on the Consolidated Statement of Operations in this shareholder report. The net change in unrealized appreciation on purchased options was $220,964 for the year ended July 31, 2015 and is included in the line marked “Net change in unrealized appreciation (depreciation) of purchased options” on the Consolidated Statement of Operations.

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

For the year ended July 31, 2015, the Fund had a gain of $1,618,504 on options written and this gain is included in the line item marked “Net realized gain from options written” on the Consolidated Statement of Operations in this shareholder report. The net change in unrealized depreciation on options written was $83,268 for the year ended July 31, 2015 and is included in the line marked “Net change in unrealized appreciation (depreciation) of options written” on the Consolidated Statement of Operations.

The number of option contracts written and the premiums received by the Fund during the year ended July 31, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	10,500	$2,175,768
Options written	3,000	318,732
Options closed	(13,500)	(2,494,500)
Options outstanding, end of the period	—	$—

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $15,700,717 and $21,622,710, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Montebello Partners, LLC (the “Advisor”) serves as the Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. On January 2, 2015, due to a change of control of the Advisor, the previous investment advisory agreement was terminated and an interim investment advisory agreement became effective, under the same terms as the previous agreement, except that the date of its execution, effectiveness, and expiration were changed. See Note 7 for more information on the approval of the shareholder agreement and change of control of the Advisor. For the year ended July 31, 2015, the Fund incurred advisory fees of $281,465 under the agreements.

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles, or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation expenses) do not exceed 1.49% per annum of the Fund’s average daily net assets. Prior to December 1, 2012, the Advisor agreed to waive a portion of its advisory fee so that total expenses incurred by the Fund did not exceed 1.74% per annum. For the year ended July 31, 2015, the Advisor waived fees in the amount of $119,208.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.49% of the Fund’s average daily net assets (the “Expense Limitation”), the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for fees waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the listed dates.

7/31/2016	7/31/2017	7/31/2018	Total
$151,801	$90,046	$119,208	$361,055

As of July 31, 2015, $152,386 expired unrecaptured.

During the year ended July 31, 2015, Gary Goldberg & Co., a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund. These trades were cleared through National Financial Services and Gary Goldberg & Co. received $31,199 in trade commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 15 days. For the year ended July 31, 2015, the Fund assessed $23 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended July 31, 2015 and July 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2015	July 31, 2014
Ordinary Income	$57,586	$10,175
Long-Term Capital Gain	118,659	—
	$176,245	$10,175

As of July 31, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$3,813,829	$(85,136)	$—	$(1,408,953)	$4,329,178	$6,648,918

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on straddles, adjustments for partnerships and the Fund’s holding in GMG Fund Limited.

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions and adjustment for partnerships, resulted in reclassifications for the year ended July 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$2,639	$(2,639)

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2015

7.	PROXY VOTE (Unaudited)

At a special meeting of the shareholders of the Fund, held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 23, 2015, shareholders of record as of January 5, 2015 voted to approve a new Investment Advisory Agreement with Montebello Partners, LLC, the Fund’s current adviser, due to a change in control of the Investment Advisor. Prior to January 2, 2015, Montebello was owned by Oliver Pursche, Gary Goldberg, Richard Kersting, William Krivicich and Thomas Cattani. Messrs. Pursche, Goldberg, Kersting, Krivicich and Cattani sold a certain portion or all of their respective ownership interests in Montebello to Bruderman & Company. LLC on January 2, 2015.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
942,480	126,714

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the statement of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment of disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust and
Shareholders of
The GMG Defensive Beta Fund

We have audited the accompanying consolidated statement of assets and liabilities of The GMG Defensive Beta Fund, a series of Northern Lights Fund Trust (the “Trust”), including the consolidated portfolio of investments, as of July 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The GMG Defensive Beta Fund as of July 31, 2015, and the results of its consolidated operations for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 24, 2015

GMG Defensive Beta Fund
EXPENSE EXAMPLES
July 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2015 through July 31, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period **
GMG Defensive Beta Fund	2/1/15	7/31/15	2/1/15 – 7/31/15*	2/1/15 – 7/31/15
Actual	$1,000.00	$1,008.90	$9.07	1.81%
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.81%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

GMG Defensive Beta Fund
SUPPLEMENTAL INFORMATION
July 31, 2015 (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	101	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	101	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

7/31/15 – NLFT_v1

GMG Defensive Beta Fund
SUPPLEMENTAL INFORMATION
July 31, 2015 (Unaudited)(Continued)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-464-3111.

7/31/15 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-464-3111 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-464-3111.

INVESTMENT ADVISOR
Montebello Partners, LLC
75 Montebello Road
Suffern, NY 10901

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $13,500

2014 - $14,200

2013 - $13,900

2012 - $ 13,900

(b)	Audit-Related Fees

2015 - None

2014 - None

2013 - None

2012 – None

(c)	Tax Fees
2015 - $3,000

2014 - $3,100

2013 - $3,100

2012 - $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2015 - None

2014 - None

2013 - None

2012 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014	2013	2012
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $3,000
2014 - $3,100
2013 – $3,100
2012 – $3,100

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 10/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 10/6/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 10/6/15